EXHIBIT 4.67

             AMENDMENT TO OPTION AGREEMENT WITH SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADO NOVA JJ DE PIURA AND SOCIEDAD
                 MINERA DE RESPONSABILIDAD LIMITADA (SMR LTDA)
                 DON ALBERTO JJ DE PIURA DATED AUGUST 15, 2003

Kardex Number 16679                Number 2829                    DRAFT NO. 2153


           MODIFICATION OF THE PURCHASE OPTION AGREEMENT OF THE MINING
                                     RIGHTS

                                    BETWEEN:
          SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA NOVA JJA DE PIURA

                   SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA

                             DON ALBERTO JJ DE PIURA

                                       AND

                             MINERA IMP-PERU S.A.C.

.................................................................................

INTRODUCTION. - IN THE CITY OF LIMA IN THE DISTRICT OF SANTIAGO DE SURCO, DATED AUGUST FIFTEENTH OF THE YEAR TWO THOUSAND THREE, I, CESAR HUMBERTO BAZAN NAVEDA, ATTORNEY AND NOTARY PUBLIC OF THE CAPITAL OF THIS COUNTRY I WRITE THIS PRESENT IN WHICH:
APPEARING IN COURT:
1. - JORGE MADUENO BUSTAMANTE.    ==============================================
With identification D.N.I. Number 07836265  ===============================
And Declared: ==================================================================
Being of Peruvian Nationality  =================================================
Status divorced ================================================================
Profession Industrial Chemical Engineer  =======================================
Domicile Calle 1 No. 932, Urb. Corpac - San Isidro - ===========================

2. - JOSE LEONIDAS MADUENO.   ==================================================
With identification  D.N.I. Number 08258277 ====================================
And Declared: ==================================================================
Being of Peruvian Nationality ==================================================
Status Married =================================================================
Profession Agricultural Engineer ===============================================
Domicile Cerezos 545  - Chaclacayo =============================================
Who acts as the representative for both the following companies, SOCIEDAD MINERA
DE   RESPONSABILIDAD   LIMITADA  NOVA  JJ  DE  PIURA  AND  SOCIEDAD   MINERA  DE
RESPONSABILIDAD LIMITADA DON ALBERTO JJ DE PIURA, according to the records dated on July 24, 2003 =======================
3. - MIGUEL ANGEL SALDANA MUJICA. ==============================================
With identification D.N.I. illegible Number ====================================
And Declared: ==================================================================
Being of Peruvian Nationality  =================================================
Status Married =================================================================
Profession Metallurgist Engineer  ==============================================
Domicile Comandante Gustavo Jimenez 252 - Magdalena. =========================== And Acts as the representative of MINERA IMP-PERU S.A.C., according to the power
of attorney  registered in the record number (not legible) and  dated  on   July
24 2003. =======================================================================
The one who appears understands the Spanish language. Who is obliged to, with the capacity, freedom and sufficient knowledge, with the approval to carry out any and all inquiries, which I certify, and giving me a signed copy which is on file and authorized by the lawyer, under the corresponding number in order and which literal meaning follows: =
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DRAFT: =========================================================================
MR. NOTARY: ====================================================================

Please write in your records of public documents, the one that says THE MODIFICATION OF THE PURCHASE OPTION AGREEMENT OF MINING RIGHTS, executed on one part, SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA NOVA JJ DE PIURA, with domicile in Calle 54, No. 149, Urb. CORPAC. District of San Isidro, Province and Department of Lima, registered in the 1st entry, record number 2148 of the Contractual Company Book and other Corporations in the 9th district of the company registrations - central office in Lima - of the National Superintendent of the public records, duly represented by JORGE MADUENO BUSTAMANTE, with DNI Number 07836265 and JOSE MADUENO BUSTAMANTE, WITH DNI Number 0825877, according to the record of Special General Meeting of the shareholders dated on July 24 of 2003, that, you, Mr. Notary, with certified copy, will insert and from now on it will be called SMR.LTDA. NOVA JJ AND SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA DON ALBERTO JJ DE PIURA, with domicile in Calle 54 No. 149, Urb. Corpac, District of San Isidro, Province and Department of Lima, registered in the 1st entry of the record 2150 of the Company Contract Book and other Corporations in the 9th district of the company registrations - central office in Lima - of the National Superintendent of the public records, duly represented by JORGE MADUENO BUSTAMANTE, with DNI Number 07836265 and JOSE MADUENO BUSTAMANTE, WITH DNI Number 0825877, according to the record of the Special General Meeting of the shareholders dated on July 24th of 2003, that you Mr. Notary, with a certified copy, will insert, and from now on it will be called SMR.LTDA. DON ALBERTO JJ:
AND, OF THE OTHER PART, MINERA IMP-PERU S.A.C., registered in the 1st entry, record number 040279 of the Company Contract Book and other Corporations in the 9th district of the company registrations - central office in Lima - of the National Superintendent of the public records with Ruc No. 20296977447, with domicile for these effects is in Calle Miguel Dasso No. 180, office No. 207, duly represented by his ATTORNEY, Mr. ENG. MIGUEL SALDANA MUJICA, with DNI


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Number 07733280, domiciled in Comandante Gustavo Jimenez Illegible No. Magdalena
del Mar-Lima,  according to the powers granted in his favor that are recorded in
the  referred   registration,   record  Number  040279,  and  in  merit  of  the
power-attorney on July 24 of 2003 of Mr. Joseph Grosso Baccaro, SPECIAL AGENT of the company, that you Mr. Notary will insert, and from now on it will be called IMP.================================
SMR.  LTDA.  NOVA JJ AND SMR. LTDA. DON ALBERTO JJ will be jointly be called the
OWNERS: Who for the purpose of the present contract points out that the common domicile is in Calle 54 No. 149, Urb. Corpac. District of San Isidro, province and Department of LIMA. =========================================
The OWNERS AND IMP will be jointly called THE PARTS.==================
In good faith THE PARTS, the terms and conditions of the present contract, Modifications of the Purchase Option Agreement of mining rights, are as follows:
=========
FIRST CLAUSE: PRECEDINGS ====================================
1.1. The parts have to execute a PURCHASE OPTION AGREEMENT OF MINING RIGHTS, FROM NOW ON THE OPTION, in accordance with the public document dated on August 21st of the year 2000, granted before the notary in LIMA, Dr. Cesar Bazan
Naveda: Who is registered in the Mining Rights Book of the Mining Register, of the 9th district - central office in LIMA - the National Superintendent of the public record, in records 9026, 13184 and 9045 corresponding respectively to the
mining   concessions   NOVA   JJA,   SANTA   ROSA   JJ  AND  DON   ALBERTO   JJ.
===================
1.2 Through the Public Document dated on April 26 of the year 2001, granted before the notary in LIMA, Dr. Cesar Bazan Naveda, THE PARTS MODIFIED THE MENTIONED OPTION in 1.1. that precedes. In fact, the modifications of PARAGRAPH 2.4.1.3, POINT 2.4.1 and POINT 2.4.2 of the SUB-CLAUSE 3.2 of the THIRD CLAUSE and the SEVENTH CLAUSE. This modifications of the contract are registered, from August 20th of 2001, in the Mining Rights Book of the Mining Registry, of the 9th district - central office in LIMA - of the National Superintendent of the
public      record,       in      accordance       with      the      following:
=========================================
MINING RIGHT ================RECORD============ENTRY  =======
Nova JJ =======================9026   ==============  10  =========

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SANTA  ROSA  JJ   ================   13184============== 08 =========
DON ALBERTO JJ ===============  9045  ==============11 =========

1.3 Through the Public Document dated on December 24th of the year 2002. It was granted before the notary in LIMA, Dr. Cesar Bazan Naveda, THE PARTS of the mutually modified agreement ON THE ONE HAND, THE schedule of the payments stipulated in point 2.4.2 of the sub-clause 2.4 of the second clause of the
OPTION: and ON THE OTHER, they recognized that from June 1st of 2002, a cause of force majeure was put in force in the district of Tamborapa and in the province of San Ignacio, department of Cajamarca, that hindered IMP from doing exploration and the rest of the necessary promised investments and to decide whether to exercise or not to exercise the agreement in the OPTION: and, being in that recognition, both parts agreed to suspend the calculation of all contractual terms of the OPTION with the exception of the anticipated ones in a new PAYMENT SCHEDULE that was approved, and that is in the second clause of the public document dated on December 24 of 2002. ============================

1.4 Through a letter dated on July 18 of 2003, IMP said to the OWNERS that, nevertheless of the efforts that were done, the acts of force majeure hindered the mining activities in the mining concession, the object of the OPTION, it was set up so that the OWNERS share this responsibility through a modification of that which was in force THE PAYMENT SCHEDULE FOR THE AMOUNT OF RIGHTS OPTION. The OWNERS through a letter dated on July 22 of 2003 declared to IMP that, to carry on with the project was their great desire; it was the motive behind the PROPOSAL FROM IMP to the OWNERS to modify and/or to suspend the application of the PAYMENT SCHEDULE FOR THE AMOUNT OF THE RIGHTS OPTION: WHICH was accepted by the OWNERS through a letter received by IMP on August 7 of 2003; then THE PARTS got together: the results of such meetings stipulated the following:
========================
SECOND CLAUSE: PAYMENT SCHEDULE FOR OF THE RIGHTS OPTION ================================================== Hereby THE PARTS, mutually agreed, and in relation with THE PAYMENT SCHEDULE FOR THE RIGHTS OPTION, in the contract in the second clause of the public document referred to in 1.3 of the first clause that precedes, agree: ==========

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2.1  That  from  the  date  of  July  31st  of  2003  inclusive  and  until  the discontinuance of the force majeure, that is to say, until IMP can go to the mining concessions, the object of the OPTION, to fulfill the pending exploration program and to verify the potential of the deposit. The calculation period of the payment scheduled for the rights option are suspended; the missing payments of said program must be carried out according to the agreed terms, once the calculation is resumed for the term of the said schedule. ======= THIRD CLAUSE:
COMPENSATION FOR THE WAITING PERIOD ====== Hereby THE PARTS, mutually agree that while the situation persists referred to in 2.2 of the previous clause, IMP will pay monthly to the OWNERS US$1,500.00 (ONE THOUSAND AMERICAN DOLLAR), from the month of August 2003 inclusive. ==== These monthly payments from IMP must be done, within ten working days of each month, through depositing in the OWNERS' saving account no. 001 1011 7940 2002 76783 opened for that effect in the Continental Bank ========================

FOURTH CLAUSE:  THE VALIDITY OF THE MINING CONCESSIONS OBJECT OF THE OPTION
=========================================

Hereby. IMP is obliged to maintain the validity of the mining concessions of the OWNERS, object of the OPTION, through opportunely timed payments to keep the rights valid and the penalty without prejudice of requesting, and his case to obtain authorization from the competent authority to suspend such payments, at the same time, IMP must show in an opportune fashion the annual consolidated declaration of the production and/or minimum obligatory investment.
=========================
FIFTH CLAUSE: THE CANCELLATION OF THE OPTION ===
IMP could, at any time, according to the original agreement, cancel the option through a notarized letter addressed to the domicile of the OWNERS.
==============
SIXTH CLAUSE: RATIFICATION OF THE STIPULATIONS OF THE OPTION
Hereby, THE PARTS ratify and declare all the stipulations in force that are in the OPTION and is part of the public document dated on August 21 of 2000 duly modified for public documents with dates on April 26, 2001 and December 24 of 2002, and for the present contract, also, ratify that which was agreed on and/or stipulated to in the eighth and fourteenth clauses inclusively, except in the previous clause, the tenth clause, in the contractual domicile of the OWNERS; being their new contractual domicile in: "Calle 54, No. 149, Urb. Corpac, District of San Isidro, province and department of LIMA". ==
SEVENTH CLAUSE: REGISTRATION AND EXPENSES ==============
All expenses resulting from converting the present draft into a public document are to be paid, in total, by IMP. These expenses will be registered in the present contract in the registered certificate of the mining concessions subject to the OPTION, on the Mining Rights Book of the mining register of the national superintendent of public records. ==== Mr. Notary, please add the corresponding clauses of the law and inserts, including the MINUTES OF THE MEETING OF SMR. LTDA. NOVA JJ AND DON ALBERTO JJ, and the letter from the attorney in favor of Mr. Miguel SALDANA Mujica; and, the fact, converts the present draft into a public document, without prejudice of (illegible to read it) the respective parts, to the national superintendent of public records for the registration of the registered certificate of the mining concessions, in the Mining Rights Book.
===========================================================
LIMA, ON JULY 25 OF 2003  ========================================  SIGNED:  Two
illegible registered signatures of : P. SM. LTDA. NOVA JJ DE PIURA AND SMR. LTDA. DON ALBERTO JJ DE PIURA. JORGE MADUENO BUSTAMANTE AND JOSE MADUENO BUSTAMANTE; AN ILLEGIBLE REGISTERED SIGNATURE OF: P. MINERA IMP-PERU S.A.C. MIGUEL SALDANA MUJICA. ASSIGNEE=====================================
I INSERT. - ======================================================

I CERTIFY: that the text of the act dated on July 24 of 2003 that is on pages 31 to 32 of the book called ACTS corresponding to S.M.R.L. NOVA JJ DE PIURA:
legalized before the twenty-ninth judge of the civil court of LIMA FREDDY CHIRINOS REVILLA; SECRETARY VICTOR HUGO RAMOS CARRASCO, DATED ON NOVEMBER TWO OF 1990, REGISTERED IN THE JURISDICTION BOOK OF THE COURT UNDER THE NUMBER 13620-90, IS THE FOLLOWING: ============

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SOCIEDAD MINERA DE RESPONSABILIDAD  LIMITADA NOVA JJ DE PIURA GENERAL MEETING OF
THE SHAREHOLDERS DATED ON JULY 24 OF 2003 ====================================
In Lima, at Calle 54, No. 149, URB. CORPAC, SAN ISIDRO - LIMA, the time being 12:00 PM on July 24 of the year 2003, there was a special meeting of the shareholders the following gentlemen JORGE MADUENO BUSTAMANTE, HOLDER OF 10 CORPORATE SHARES, REPRESENTATING THE TOTAL CAPITAL OF A FULLY PAID PARTNERSHIP.
==================================
The session was presided by Mr. JORGE MADUENO BUSTAMANTE AND AS SECRETARY MR. JOSE MADUENO BUSTAMANTE. ======================
The president declared that a majority of the shareholders of the company were present, 100% ownership of the corporate shares and, in accordance with executing the present session with the purpose of looking at the ramifications of the new modification of the
CONTRACT OF PURCHASE OPTION OF THE MINING RIGHTS AND ACTION OF MINING RIGHTS executed with the company MINERA IMP-PERU S.A.C. with respect to the mining concessions of the SOCIEDAD MINERA NOVA JJ AND SANTA ROSA JJ the present session proceeded to a conclusion, without the necessity of an anticipated notice of meeting. =============================
On this matter the president stated that he has received information that in the district of TABACONES, PROVINCE OF SAN IGNACIO, DEPARTMENT OF CAJAMARCA there was an aggressive, hostile attitude towards the development of mining activity. Unfortunately with the participation of the regional authorities, local people, teachers and the media controlled by the church, environmentalists (illegible word) having some influence on the inhabitants, creating situations that hinder IMP to do the pending exploration activities for measuring the deposit. This has caused the suspension of the calculations for the payment schedule period of the payments for the amount of the rights option, from July 30 of 2003 but instead, to carry out monthly payments in compensation for the delay during this situation. =======================================
Concluding the declaration, the president placed a vote for the proposal of the option, advising of his approval, having the best interest of the company in mind by passing the situation of force majeure, after a brief deliberation, it was proposed and approved by an
unanimous  vote  by  all  that  were  present,   in  the  same  way,  they  gave
authorization to Mr. JORGE AND JOSE MADUENO BUSTAMANTE, either one or both of them agree with MINERA IMP-PERU S.A.C. the corresponding modifications to the OPTION CONTRACT which are at the beginning of the draft copy which was done for
such    effect,    that   I   read;    approving    it   in   all   the   parts.
============================
Immediately after and in equal form, Mr. JORGE MADUENO BUSTAMANTE AND JOSE MADUENO BUSTAMANTE were authorized for either one or both of them to register the corresponding draft and public document.========================
Without anything else to discuss, the session was adjourned at one o'clock p.m. the prior writing, reading and subscription of the present act, in a sign of
approval,   to  attach  the  prior  unanimous   agreement  of  the  act  to  the
corresponding minutes book. ========
SIGNED: Two illegible signatures registered of: JOSE MADUENO BUSTAMANTE, JORGE MADUENO BUSTAMANTE. ===================================
THIS IS A TRUE COPY OF THE ORIGINAL  ACT,  WHICH I REFER TO, AND REMIT IT IN ANY
CASE   WHERE   IT    BECOMES    NECESSARY.    ===============
I INSERT  .-  =====================================================
I CERTIFY: That the text of the act dated on July 24 of 2003 that is on pages 31 to 32 of the book called ACTS corresponding to DON ALBERTO JJ SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA - S.M.R.L: legalized before notary in LIMA DR. ALFONSO BENAVIDES DE LA PUENTE, DATED ON AUGUST TWELVE OF 1993, UNDER THE NUMBER 1,021-93 OF THE CHRONOLOGICAL RECORD OF THE LEGALIZATION OF THE BOOKS AND ANY STAMPED SHEETS: IS THE FOLLOWING: =============================================
SOCIEDAD   MINERA  DE   RESPONSABILIDAD   LIMITADA   DON  ALBERTO  JJ  DE  PIURA
======================================================  GENERAL  MEETING  OF THE
MEMBERS  ON JULY 24 OF 2003  ===========
In Lima, at Calle 54 No. 149, URB. CORPAC, SAN ISIDRO - LIMA, at ten o'clock on July 24 of the year 2003, there was a special meeting of the shareholders JORGE MADUENO BUSTAMANTE, holder of 10 corporate shares and JOSE MADUENO BUSTAMANTE, holder of 10 corporate shares. =======================
In total of 20 corporate shares, representing the capital of the fully paid partnership. ====

The  president  declared  that a
majority of the shareholders of the company were present, 100% ownership of the corporate shares and, in accordance with executing the present session with the purpose of looking at the ramifications of the new modification of the CONTRACT OF PURCHASE OPTION OF MINING RIGHTS AND ACTION OF MINING RIGHTS executed with the company MINERA IMP-PERU S.A.C. with respect to the mining concessions of the SOCIEDAD MINERA NOVA JJ AND SANTA ROSA JJ the present session proceeded to conclusion, without the necessity of an anticipated notice of a meeting.
========================================

On this  matter the  president  stated
that he has received information that in the district of TABACONES, PROVINCE OF SAN IGNACIO, DEPARTMENT OF CAJAMARCA there was an aggressive, hostile attitude against the development of the mining activity. Unfortunately with the participation of the regional authorities, local people, teachers and the media controlled by the church, environmentalists (illegible word) having some influence to the inhabitants, creating situations that hinder a IMP to do the pending exploration activities for measuring the deposit. Which has caused the suspension of the calculations for the payment schedule period of the payments for the amount of the rights option, from July 30 of 2003 but instead, to carry out monthly payments in compensation for the delay during this situation.
=======================================

Concluding the declaration, the president placed a vote for the proposal of the option, advising of his approval, having the best interest of the company in mind by passing the situation of force majeure, after a brief deliberation, made a proposal which was approved with an unanimous vote by all that were present, who in the same way, gave their authorization to Mr. JORGE AND JOSE MADUENO BUSTAMANTE, either one or both of them agree with MINERA IMP-PERU S.A.C. the corresponding modifications of the OPTION CONTRACT which are at the beginning of the draft copy done for such effect that I read; approving it in all parts.
======================

Immediately after and in equal form, Mr. JORGE MADUENO BUSTAMANTE AND JOSE MADUENO BUSTAMANTE were authorized for either one or both of them, to register the corresponding draft and public document.=========================

Without anything else to discuss, the session was adjourned at eleven o'clock prior writing, reading and subscription of the present act, in a sign of approval, to attach the prior unanimous agreement of the act to the corresponding minutes book. ========

SIGNED: Two illegible signatures registered of: JOSE MADUENO BUSTAMANTE, JORGE MADUENO BUSTAMANTE. ===================================

THIS IS A TRUE COPY OF THE ORIGINAL ACT, WHICH I REFER TO, AND REMIT IT IN ANY CASE WHERE IT BECOMES NECESSARY. ==============

I INSERT . -  PHOTOCOY  OF THE POWER  DOCUMENT  OF MR.  JOSEPH  GROSSO  BACCARD.
=============================================

SIMPLE PHOTOCOY ==============================================

MINERA IMP-PERU S.A.C. ========================================

VANCOUVER, JULY 24 , 2003. - ======================================

MR. MIGUEL SALDANA MUJICA .- ASSIGNEE ==========================

MINERA IMP-PERU S.A.C. ==========================================

CITY.- REF.: CONTRACT OF OPTION, TAMBORAPA PROJECT .============

Dear  Miguel:  The  present  document  is  to
authorize you to sign, on the name and representing MINERA IMP-PERU S.A.C., the MODIFICATION OF THE PURCHASE OPTION AGREEMENT OF THE MINING RIGHTS executed between the companies SMR LTD. NOVA JJ DE PIURA AND SMR LTDA. DON ALBERTO JJ DE PIURA, with respect to the mining concessions NOVA JJ. SANTA ROSA JJ AND DON ALBERTO JJ; THE Two (2) first ones belong to SMR LTD. NOVA JJ DE PIURA, and the third one, belonging to COMPANY MINERA IMP-PERU. The modification of the option contract is in the draft dated on July 25 of the year 2003; which I attached
with      the      present      power      of      attorney       documentation.
================================

Confirming the previous, you have the authority to sign, in the name and representing MINERA IMP-PERU S.A.C., the attached draft and its corresponding public document, as well as the rest of documents that are necessary for such effects. Sincerely-(illegible signature). JOSEPH GROSSO BACCARO SPECIAL ASSIGNEE. MINERA IMP-PERU S.A.C. ============================================

CONCLUSION. - Once the instrument was legalized the grantors were informed of the object for reading of which they did, affirming and ratifying the context, without any modifications. ==================================================

The present public  document is starts on page .....  (illegible  number) serial
number    7168354    and   ends   on   page   with   serial    number    7168409
========================

FROM  PAGES  10,149  TO  PAGES  10,155  ================================  HAVING
FINISHED THE PROCESS OF SIGNATURES ON AUGUST FIFTEEN OF THE YEAR TWO THOUSAND THREE, WHICH I CERTIF.===================

SIGNED: JORGE MADUENO BUSTAMANTE; JOSE LEONIDAS MADUENO BUSTAMANTE; MIGUEL ANGEL
SALDANA  MUJICA;   CESAR  HUMBERTO  BAZAN  NAVEDA,   LAWYER  NOTARIAL  OF  LIMA.
=====================

STAMP

MR.  RECORDER,  WITH DATE ON OCTOBER 01, 2003
I ISSUE THE PRESENT  PART WHICH IS TRUE COPY
OF THE INSTRUMENT  THAT IS IN MY NOTARY
PROTOCOL,  UNDERSIGNED BY THE ONE APPEARING
AND (ILLEGIBLE TO READ IT) FOR ME WITH THE
PURPOSE OF REGISTING IT IN THE PUBLIC RECORDS
OF MINING

STAMP

CESAR BAZAN NAVEDA

LAWYER